EXHIBIT 99.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 33-14071, 33-55425, 333-22355, 333-49455, 333-68847, 333-74075, 333-34760, 333-86874 and 333-101455), Form S-8 (Nos. 33-09896, 33-51455, 33-55410, 33-58347, 333-57515, 333-57517, 333-57519, 333-83511, 333-34764, 333-49280, 333-57868, 333-91582, 333-91736, 333-105065 and 333-108461), and Form S-4 (No. 333-82049) of Honeywell International Inc. of our report dated March 1, 2006, except for the “Accounting Policy Change for Aerospace Sales Incentives” included as part of Note 1 which is as of May 31, 2006, relating to the financial statements, financial statement schedule, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appears in this Form 8-K.

/S/ PRICEWATERHOUSECOOPERS LLP

Florham Park, New Jersey
May 31, 2006